EXHIBIT 10.4

                 AMENDMENT NO. 1 AND CONSENT

                            TO

                   SUBORDINATION AGREEMENT


          AMENDMENT NO.1 AND CONSENT (this "Amendment and Consent"), dated as of February 5, 1997, to the Subordination Agreement (the "Subordination Agreement") dated as of December 27, 1995 among Chugai Boyeki Company Limited (the "Subordinated Lender"), Chugai Boyeki (America) Corp., Vicon Industries, Inc. (the "Borrower") and IBJ Schroder Bank & Trust Company (the "Bank"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Subordination Agreement.


          WHEREAS, the Borrower has delivered to the Subordinated
Lender the Subordinated Note;

          WHEREAS, the Borrower and the Bank have requested that the schduled amortization of the principal amount of the Subordinated Note be amended as provided in the form of the Secured Promissory Note attached hereto as Exhibit A (the "New
Note"); and

          WHEREAS, the Subordinated Lender is willing to so amend the Subordinated Note on the terms and conditions provided herein.

          NOW, THEREFORE, the parties hereto, being the parties to the Subordination Agreement, hereby agree as follows:

          1. Upon (i) the due execution and delivery by the borrower to the Subordinated Lender of the New Note and the payment in full to the Subordinated Lender of the first scheduled amortization of principal provided thereby and (ii) the due execution and delivery by the borrower to the Subordinated Lender of the letter agreement attached hereto as Exhibit B, the Subordinated Lender shall surrender to the Borrower for cancellation the Subordinated Note as delivered by the Borrower as of October 5, 1993 (the "Old Note"). The parties hereto acknowledge and agree that the New Note shall thereupon replace the Old Note for all purposes (including, without limitation, as


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the Subordinated Note contemplated by the Subordination
Agreement), and the New Note shall be deemed for all purposes (including, without limitation, for the purposes of the first sentence of Section 2 of the Subordination Agreement) to have been executed and delivered by the Borrower to the Subordinated Lender as of October 5, 1993.

          2. (a) The last two sentences of Section 1 of the Subordination Agreement shall be deleted and, in lieu thereof, new sentences shall read as follows:

          "Except as provided in the next sentence, in no event shall the principal of the Subordinated Note be due and payable (whether by its terms, by acceleration or otherwise) before July 1, 1999, except for the scheduled payment on February 5, 1997 of $200,000 and the scheduled payment on July 1, 1998 of $360,000, PROVIDED, HOWEVER, that no payment of principal of the Subordinated Note shall be made by the Borrower to the Subordinated Lender at any time before July 1, 1999 in the event that, after giving effect to such payment, the Available Commitment (as defined in the Credit Agreement) is less than $250,00. Notwithstanding the foregoing, principal of the Subordinated Note shall be permitted to become due and payable upon the occurrance of any Event of Default contemplated by paragraphs (e) or (i) of the definition thereof contained in the Subordinated Note."

               (b)  The number "$6,000,000" in Section 7 of the
Subordination Agreement shall be deleted and the number
"$6,500,000" shall be substitued in lieu thereof.

          3. The Bank hereby consents to transactions contemplated by Section 1 hereof, including without limitation the amendment of the scheduled amortization of the principal amount of the Subordinated Note to be effected thereby, notwithstanding anything to the contrary contained in the Subordination Agreement.

          4. Except as provided in this Amendment and Consent, the Subordination Agreement shall not be amended or modified and shall remain in full force and effect.

          5. This Amendment and Consent shall be governed by and construed in accordance with the laws of the State of New
York.

          6. This Amendment and Consent may be executed in one or more couterparts, all of which taken together shall constitute one and the same agreement.



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


          IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment and Consent as of the date first written above.


                              CHUGAI BOYEKI COMPANY LIMITED

                              By:
                              Name:   Kazuyoshi Sudu
                              Title:




                              CHUGAI BOYEKI (AMERICA) CORP.

                              By:
                              Name:   Kazuyoshi Sudo
                              Title:



                              VICON INDUSTRIES, INC.

                              By:
                              Name:
                              Title:




                              IBJ SCHRODER BANK & TRUST COMPANY

                              By:
                              Name:
                              Title:





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